EXHIBIT 10.5

VIA FACSIMILE AND

OVERNIGHT MAIL

August 29, 2008

Michael R. Dougherty

President and Chief Executive Officer

Adolor Corporation

700 Pennsylvania Drive

Exton, Pennsylvania 19341

Re:	Notice of Termination for GI Products

Dear Mike,

This Notice of Termination (“Notice”) is in reference to the Collaboration Agreement dated April 14, 2002 (the “Collaboration Agreement”), as amended by Amendment No. 1 to the Collaboration Agreement effective on June 24, 2003 (“Amendment No. 1”), Amendment No.2 to the Collaboration Agreement effective on December 22, 2004 (“Amendment No. 2”) and Amendment No. 3 to the Collaboration Agreement effective on June 9, 2008 (“Amendment No. 3”) (the Collaboration Agreement, Amendment No. 1, Amendment No.2 and Amendment No. 3 are collectively referred to herein as, the “Agreement”), by and between Adolor Corporation (“Adolor”) and Glaxo Group Limited (“GGL”). All capitalized terms used in this Notice that are not otherwise defined herein shall have the meanings given to them in the Agreement.

Pursuant to Section 16.6.3(a) of the Agreement, GSK is hereby terminating the Agreement with respect to the OBD Chronic Product in the United States and the ROW as of the date of this Notice. Further, pursuant to Section 16.7.1 of the Agreement, GSK is hereby terminating the Agreement with respect to the IBS Product and the Constipation Product in the United States and the ROW as of the date of this Notice.

In furtherance of Section 16.12.1 of the Agreement, GSK has commenced activities to effectuate the transfer of Investigational New Drug (IND) Application 66,087 to Adolor, including verbally notifying the FDA on August 28, 2008 of GSK’s intention to transfer this IND.

Please do not hesitate to contact Vinod Ramachandran if you have any questions.

Very truly yours,

GLAXO GROUP LIMITED

By:	/s/ V.A. Whyte
Name:	V.A. Whyte
Title:	Assistant Secretary

Michael R. Dougherty

cc:	Randall B. Sunberg, Esq.

Ad Rawcliffe

Anne Whitaker

David Chang

Letizia Amadini-Lane

Vinod Ramachandran

Carol Ashe

Hope D’Oyley-Gay, Esq.